UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 19, 2014

INNSUITES HOSPITALITY TRUST

(Exact Name of Registrant as Specified in Charter)

Ohio	001-07062	34-6647590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

InnSuites Hotels Centre, 1625 E. Northern Avenue,
Suite 105, Phoenix, AZ	85020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code    (602) 944-1500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On August 19, 2014, Ontario Hospitality Properties LLLP ( “Ontario”), a subsidiary of InnSuites Hospitality Trust (the “Trust”) entered into a $450,000 credit card advance financing business loan with American Express Bank, FSB (the “ AEXP Agreement”) with a maturity date of 365 days after the disbursement of the initial loan. The agreement includes acceleration provisions upon default. The funds may be used for Ontario working capital. The Trust and/or one or more of its subsidiaries may enter into similar arrangements to add additional working capital to select subsidiaries in the year ahead.

On August 22, 2014, Ontario entered into a $5,700,000 mortgage loan with Arizona Bank & Trust (the AZB&T Agreement”) to refinance the current existing term debt with a 10 year maturity date with an interest rate of 4.75% fixed for the first 5 years and then variable at Wall Street Journal Prime + 1.50% with a 4.75% floor for the remaining 5 years of the term. The loan is secured by a 1st position lien against the Ontario property located at 3400 Shelby Street, Ontario CA 91764 and all general business assets of Ontario. Prepayment fees exist for refinancing the debt with another lender in the first 3 years.

The foregoing description is not intended to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Business Loan and Security Agreement, dated August 19, 2014, executed by Ontario as borrower, in favor of American Express Bank, FSB, as Lender.

10.2	Promissory Note, Business Loan, Subordination and Commercial Security Agreements, dated August 22, 2014, executed by Ontario as borrower, in favor of Arizona Bank & Trust, as Lender.

99.1	August 25, 2014 Trust Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InnSuites Hospitality Trust

By:  /s/ Adam B. Remis

Adam B. Remis

Chief Financial Officer

 Date:  August 25, 2014

EXHIBIT INDEX

Exhibit No.	Description

10.1	Business Loan and Security Agreement, dated August 19, 2014, executed by Ontario as borrower, in favor of American Express Bank, FSB, as Lender.
10.2 99.1

Promissory Note, Business Loan, Subordination and Commercial Security Agreements, dated August 22, 2014, executed by Ontario as borrower, in favor of Arizona Bank & Trust, as Lender.

August 25, 2014 Trust Press Release